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                                                                    EXHIBIT 10.2

FIRSTSERVICE CORPORATION

AMENDED STOCK OPTION PLAN NO. 2

FirstService Corporation (the "Company") hereby establishes a stock option plan (the "Plan") for the benefit of the respective directors, officers and full-time employees of the Company and its subsidiaries.

1.       DEFINITIONS

As used herein, the following terms shall have the following meanings:

(a) "Associate" shall have the meaning ascribed to that term in the Securities Act (Ontario);

(b) "Business Day" means a day other than a Saturday, Sunday or any other day which is a statutory holiday in the Province of Ontario;

(c)      "Insider" means:

                  (i) an insider (as defined in the Securities Act (Ontario)) of the Company, other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

                  (ii) an Associate of any person who is an insider by virtue of (i);

(d) "Multiple Voting Shares" means the multiple voting shares in the capital of the Company;

(e) "Outstanding Issue" means the aggregate number of Shares that are outstanding immediately prior to the share issuance in question, excluding Subordinate Voting Shares issued pursuant to Share Compensation Arrangements over the preceding one-year period;

(f) "Securities Act (Ontario)" means the Securities Act, R.S.O. c. S.5, as amended; and

(g) "Share Compensation Arrangements" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Subordinate Voting Shares to one or more persons, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise;

(h)      "Shares" means Subordinate Voting Shares and Multiple Voting Shares;

(i) "Subordinate Voting Shares" means the subordinate voting shares in the capital of the Company; and

(j) "Subsidiary" shall have the meaning ascribed to that term in the Securities Act (Ontario).

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2.       PURPOSE OF THE PLAN

The purpose of the Plan is to provide the Company and its subsidiaries with a share-related mechanism designed to develop and increase the interest in the growth and development of the Company and its subsidiaries of those of the respective directors, officers and full-time employees of the Company and its subsidiaries as may from time to time be granted options under the Plan by providing to them the opportunity to acquire a proprietary interest in the Company through the purchase of Subordinate Voting Shares.


3.       IMPLEMENTATION

The Plan is subject to and is conditional upon: (a) the approval of the Plan by The Toronto Stock Exchange and any other stock exchange on which the Subordinate Voting Shares of the Company may be posted and listed for trading; and (b) the approval of the Plan by the shareholders of the Company given by the affirmative vote of a majority of the votes cast at a meeting of shareholders.


4.       ADMINISTRATION

The Plan will be administered by the board of directors of the Company (the "Board") or a committee appointed by the Board to be composed of members of management of the Company (the "Committee"). References herein to the "Board" are deemed to be references to the "Board" or the "Committee", as the case may be. Subject to the provisions of the Plan, the Board is authorized in its sole discretion to make such determinations under, and such interpretations of, and to take such steps and actions in connection with the proper administration of the Plan and to impose, amend or revoke such rules and regulations concerning the granting of options pursuant to the Plan as it, in its sole discretion, may deem necessary or advisable. No member of the Board will be liable for any action or determination taken or made in good faith with respect to the Plan or any options granted thereunder and each such member shall be entitled to indemnification by the Company with respect to any such action or determination in the manner provided for by the Board. Any determination approved by a majority of the members of the Board will be deemed to be a determination of that matter by the Board. Members of the Board may be granted options under the Plan.

5.       NUMBER OF SHARES DEDICATED TO THE PLAN

Options shall not be granted under the Plan with respect to any class of shares in the capital of the Company other than Subordinate Voting Shares. The aggregate number of Subordinate Voting Shares subject to options under the Plan and under the Company's stock option plan adopted by the shareholders of the Company on March 22, 1994 shall not exceed, in the aggregate, 2,850,000 Subordinate Voting Shares or such greater number as may be approved from time to time by the shareholders of the Company.

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All options granted under the Plan will conform to all applicable provisions prescribed by the Plan and to such specific terms and conditions as may be determined by the Board at the time of making each such grant. The granting of any option must, in order to become effective and binding on the Company, be authorized or approved by the Board. Subordinate Voting Shares in respect of which an option is granted under the Plan, but not exercised prior to the termination of such option, whether through lapse of time or otherwise, shall be available for options thereafter granted by the Board under the Plan. All Subordinate Voting Shares issued pursuant to the due exercise of options granted under the Plan will be so issued as fully paid and non-assessable shares.


6.       ELIGIBILITY FOR OPTIONS

The persons who will be eligible to be granted options pursuant to the Plan ("Eligible Participants") will be such directors, officers and full-time employees of the Company or its subsidiaries as the Board shall from time to time determine in its sole discretion. In determining the options to be granted to Eligible Participants under the Plan, the Board will give due consideration to the value of each such person's present potential contribution to the Company's (or any subsidiary of the Company's) success and to the recommendation if any in that regard of the compensation committee, if any, of the Board.

Upon the approval by the shareholders of the Company given by the affirmative vote of a majority of the votes cast at a meeting of the shareholders of the Company, excluding the Shares beneficially owned by: (a) Insiders; and (b) Associates of Insiders, and on the basis that each Multiple Voting Share carries the right to one vote per share only for the purposes of such vote:

                  (i) the number of Subordinate Voting Shares reserved for issuance pursuant to options granted to Insiders under the Plan and under all other Share Compensation Arrangements may exceed 10% of the aggregate number of Shares outstanding;

                  (ii) the issuance of Subordinate Voting Shares to Insiders under the Plan and under all other Share Compensation Arrangements, within a one-year period, may exceed 10% of the Outstanding Issue; and

                  (iii) the issuance of Subordinate Voting Shares to any one Insider and such Insider's Associates under the Plan and under all other Share Compensation Arrangements, within a one-year period, may exceed 10% of the Outstanding Issue.


7.       GRANTING OF OPTIONS
Subject to the provisions herein set forth and after reviewing any recommendations from time to time made by the compensation committee, if any, of the Board, the Board shall, in its sole discretion, select the Eligible Participants to whom options under the Plan may be granted (herein sometimes referred to as the "Optionees"), the number of Subordinate Voting Shares to be optioned to each of them, the date or dates on which such options should be granted and the terms and conditions within the limits prescribed in Section 8 hereof attaching to each such option.

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The aggregate number of Subordinate Voting Shares reserved for issuance pursuant to all options granted to any one Optionee shall not exceed 5% of the number of Subordinate Voting Shares outstanding on a non-diluted basis at the time of such grant. The granting of an option under the Plan to an Eligible Participant shall neither entitle nor preclude such Eligible Participant from being subsequently granted one or more additional options to purchase Subordinate Voting Shares under the Plan.


8.       TERMS AND CONDITIONS OF THE OPTIONS

The terms and conditions of each option granted under the Plan shall be set forth in an option agreement (an "Option Agreement") to be entered into between the Company and each Optionee, such agreement to be in such form as may from time to time be approved by the Board. The Option Agreement shall include the following terms and conditions as well as such other terms and conditions not inconsistent with the Plan as may be deemed advisable by the Board:

(a) Number of Shares - The Board shall, in its sole discretion, fix the aggregate number of Subordinate Voting Shares which are the subject of the option so granted.

(b) Option Price - The Board shall fix the option price per Subordinate Voting Share which shall not be less than the market price in Canadian dollars on The Toronto Stock Exchange of the Subordinate Voting Shares at the time of the granting of such option. For the purposes of this subparagraph 8(b), "market price" of the Subordinate Voting Shares shall mean the simple average of the bid and ask prices of the Subordinate Voting Shares on The Toronto Stock Exchange for the five trading day period terminating one trading day prior to the effective date on which the option is granted by the Board, where "trading day" means a day on which bid and ask prices are available for the Subordinate Voting Shares on The Toronto Stock Exchange. If the Subordinate Voting Shares are not then traded on The Toronto Stock Exchange, "market price" of the Subordinate Voting Shares shall mean the simple average of the bid and ask prices of the Subordinate Voting Shares on such public market on which the Subordinate Voting Shares are then traded, as selected by the Board, in its sole discretion, for the five trading day period terminating one trading day prior to the effective date on which the option is granted by the Board, where "trading day" means a day on which bid and ask prices are available for the Subordinate Voting Shares on such public market. If the Subordinate Voting Shares are not then traded on any public market, the Board in its sole discretion shall determine the "market price" at the time of grant.

(c) Payment - The full purchase price of the Subordinate Voting Shares purchased upon the exercise of the option shall be paid for in cash or by certified cheque or bank draft upon the exercise thereof. An Optionee who is not already a shareholder of the Company shall have none of the rights of a shareholder of the Company until Subordinate Voting Shares issuable pursuant to the exercise of an option granted to an Optionee are issued to such Optionee.

(d) Vesting - Subject to subsection 8(i) of this Section 8, the Board shall determine, at the time of granting an option to an Optionee pursuant to the Plan, the maximum number of Subordinate Voting Shares that may be exercised by such Optionee in each year during the term of the option.

(e) Term of Option - The term of the option shall not be for less than one year and not more than 10 years from the date the option is granted, subject always to subsections (f), (g), (h) and (i) of this Section 8.

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(f) Death of Optionee - In the event of the death of an Optionee while in the employment, or as a director or officer, of the Company or a subsidiary of the Company prior to 5:00 p.m. (Toronto time) on the expiry date of the option (the "Expiry Date"), the option may be exercised, as to all or any of the Subordinate Voting Shares forming the subject matter of such option in respect of which such Optionee would have been entitled to exercise the option hereunder at the time of the death of such Optionee if such Optionee had survived, by the legal representatives of such Optionee at any time up to and including, but not after, 5:00 p.m. (Toronto time) on the date which is the first anniversary of the date of death of such Optionee or the Expiry Date, whichever is the earlier, after which the option shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Subordinate Voting Shares in respect of which such option had not been previously exercised.

(g) Resignation or Discharge of Optionee - In the event of: (i) the resignation of an Optionee as an employee of the Company or a subsidiary of the Company such that the Optionee is no longer an Eligible Participant; (ii) the resignation or removal of an Optionee as a director or officer of the Company or a subsidiary of the Company other than in the circumstances referred to in subsection (f), above, such that the Optionee is no longer an Eligible Participant; or (iii) the discharge of an Optionee as an employee of the Company or a subsidiary of the Company by reason of a wilful and substantial breach of such Optionee's employment duties, in each such case prior to 5:00 p.m. (Toronto time) on the Expiry Date, all options granted to such Optionee under the Plan shall in all respects forthwith cease and terminate and be of no further force or effect whatsoever as to such of the Subordinate Voting Shares in respect of which such option had not previously been exercised, upon notice of such resignation being received by the Company or subsidiary of the Company, or upon notice of such removal or discharge being given by the Company or subsidiary of the Company to such Optionee, as the case may be. For the purposes of the Plan, the determination by the Company that such Optionee was discharged as an employee of the Company or a subsidiary of the Company by reason of a wilful and substantial breach of such Optionee's employment duties shall be binding upon such Optionee.

(h) Other Termination of Employment of Optionee - In the event of the termination of employment of an Optionee by the Company or a subsidiary of the Company other than in the circumstances referred to in subsections (f) and (g), above, such that the Optionee is no longer an Eligible Participant, such Optionee may exercise each option then held by such Optionee under the Plan to the extent that such Optionee was entitled to do so at the time of such termination of employment, at any time up to and including, but not after, 5:00 p.m. (Toronto time) on the 30th day (or such later day as the Board in its sole discretion may determine) following the effective date of termination of employment, or the Expiry Date, whichever is earlier, after which the option shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Subordinate Voting Shares in respect of which such option had not been previously exercised.

(i) As used in this subsection 8(i):

                  (a) "Offeror" has the meaning ascribed to that term in the Securities Act (Ontario);

                  (b) "Take-over Bid" means a take-over bid, as defined in the Securities Act (Ontario), which is a "formal bid" as defined in such Act, and which is made:

                           (i) for all of the issued and outstanding shares of any one or more classes of shares in the capital of the Company; or

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                           (ii) for all of the issued and outstanding shares of
                           any one or more classes of shares in the capital of the Company other than:

                                    (A) those shares in the capital of the
                                    Company which are then owned by the offeror under such Take-over Bid; and/or

                                    (B) those shares in the capital of the
                                    Company which the offeror under such
                                    Take-over Bid then otherwise has, directly or indirectly, the right to acquire;

         and

                  (c) "Sale" means the sale of all or substantially all of the assets of the Company as an entirety or substantially as an entirety to any person or entity (other than a wholly-owned subsidiary of the Company) under circumstances such that, following the completion of such sale, the Company will cease to carry on an active business, either directly or indirectly through one or more subsidiaries.

If:

                  (1) The Company shall enter into an agreement providing for a Sale; or

                  (2) a Take-over Bid shall be made,

the Board may, at any time thereafter, authorize the Company to give a notice in writing to each Optionee advising such Optionee that, notwithstanding any other provision of the Plan, all options granted to such Optionee under the Plan will expire on the date determined by the Board as specified in such notice (provided that the date determined by the Board as specified in such notice shall not increase the term of any option granted under the Plan), which date shall in no event be the earlier of:

                  (A)       60 days following the date of such notice; and

                  (B) in the case of the Company having entered into an agreement providing for a Sale, one business day prior to the date on which the Sale provided for in such agreement is completed, or, in the case of a Take-over Bid having been made, one business day prior to the date on which there shall have been taken up by the offeror thereunder at least 90% of the total number of the issued and outstanding shares of each class of shares in the capital of the Company in respect of which such Take-over Bid is being made and, for this purpose, all shares of each class of shares in the capital of the Company in respect of which such Take-over Bid is made which are owned by the offeror at the expiry of such Take-over Bid shall be deemed to have been taken up pursuant to such Take-over Bid.

In the event that such a notice is given by the Company, each Optionee shall have the right, on such terms and conditions as may be prescribed in such notice, to exercise up to the time that such Optionee's option expires, after giving effect to such notice, all options then held by such

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Optionee under the Plan in respect of up to all of the Subordinate Voting Shares which could have been purchased by such Optionee on a full exercise of all such options.

(j) Non-Assignability of Option - Each option granted under the Plan shall be non-assignable by the Optionee.

(k) Exercise of Option - Subject to the provisions of the Plan, an option granted under the Plan shall be exercised from time to time by the Optionee, or in the event of death by his legal representatives, by giving notice in writing addressed to the Company at its registered and principal office in the City of Toronto, to the attention of the Secretary of the Company, specifying the number of Subordinate Voting Shares forming the subject matter of such option in respect of which such notice is being given, together with payment (by cash, certified cheque or bank draft) in full of the purchase price of the Subordinate Voting Shares being purchased.


9.       ADJUSTMENTS IN EVENT OF CHANGE IN STRUCTURE OF CAPITAL

Appropriate adjustments in the number of Subordinate Voting Shares and in the option price per Subordinate Voting Share, relating to options granted or to be granted, shall be made by the Board in its sole discretion to give effect to adjustments in the number of Subordinate Voting Shares resulting, subsequent to the approval of the Plan, from any subdivisions, consolidations or reclassifications of the Subordinate Voting Shares, the payment of stock dividends by the Company or other relevant changes in the capital structure of the Company. Any such adjustments shall be subject to the approval thereof by such stock exchanges on which the Subordinate Voting Shares are then listed for trading.


10.      AMENDMENT OR DISCONTINUANCE OF PLAN

The Board may amend, vary or discontinue the Plan at any time either prospectively or retrospectively; provided, however, that no such amendment may increase the maximum number of Subordinate Voting Shares that may be optioned under the Plan, change the manner of determining the option price, extend the term of any option beyond 10 years from the date of the granting of such option, extend the period during which options may be granted or, without the prior written consent of the Optionee, alter or impair any option previously granted to an Optionee under the Plan. Any such amendment, variance or discontinuance of the Plan shall be subject to the approval thereof by such stock exchanges on which the Subordinate Voting Shares are then listed for trading.


11.      MISCELLANEOUS

Nothing contained in the Plan nor in any option granted thereunder shall be deemed to give any Optionee any interest or title in or to any shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Plan and pursuant to the exercise of any option.

The Plan does not give any optionee or any employee of the Company or any of its subsidiaries the right or obligation to or to continue to serve as a director, officer or full-time employee, as the case may be, of the Company or any of its subsidiaries. The awarding of options to any Eligible Participant is a matter to be determined solely in the discretion of the Board. The Plan

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shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any shares or any other securities in the capital of the Company or any of its subsidiaries other than as specifically provided for in the Plan.

No fractional Subordinate Voting Shares shall be issued upon the exercise of options granted under the Plan and, accordingly, if an Optionee would otherwise become entitled to a fractional Subordinate Voting Share upon the exercise of an option, such Optionee shall only have the right to purchase the next lowest whole number of Subordinate Voting Shares and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.


12.      BINDING EFFECT

The Company and every Optionee shall be bound by the terms and conditions of the Plan.


13.      COMPLIANCE WITH APPLICABLE LAW

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.